EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO

                            18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Liberator BDC, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward J. Wegel, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ Edward J. Wegel
                                           ---------------------------
                                           Edward J. Wegel
                                           Principal Executive Officer
                                           March 28, 2008